Exhibit 99.1

Alpha Natural Resources
RUNNING RIGHT



2010 Analyst Day

September 14, 2010

Alpha Natural Resources
RUNNING RIGHT


R
113
104

2010 Analyst Day

September 14, 2010

General Overview

Kevin Crutchfield,
Chief Executive Officer

Alpha Natural Resources
RUNNING RIGHT

Forward-Looking Statements

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

Presentation Themes

ANR is among the best-positioned producers with global reach

•

Global growth opportunities

•

Attractive valuation relative to similar large and diversified peers

Leading U.S. Producer With Global Reach



ANR Highlights



- Leading U.S. supplier and exporter of metallurgical coal with expertise in blending and optimization
- Low-cost, high-margin Pittsburgh #8 longwall mines can supply U.S. or international markets, including select metallurgical opportunities
- High-volume Powder River Basin mines provide relatively stable cash flow, low operating risk and strong pricing leverage in a rising price environment
- Arguably the most regionally diversified producer in the U.S.
- More export terminal capacity than any other U.S. producer
- Positioned for future growth with excellent liquidity, low leverage and a portfolio of internal development opportunities
- Manageable exposure to eastern U.S. surface mining and associated permit risks
- Focus on consistent execution and positive free cash-flow generation

History of Alpha Natural Resources

Alpha Natural Resources
RUNNING RIGHT

2002
- ANR Holdings LLC formed
- Acquired Pittston Coal assets

2003
- Acquired AMCI assets
- Acquired Mears assets
- Acquired Coastal assets

2004
- Issued 10% Senior Notes
- Acquired Moravian Run assets
- Acquired Cooney Bros. assets

2005
- Initial Public Offering (Feb. 2005)
- Senior Notes exchange
- Divest Colo. assets
- Acquired Nicewonder assets

2006
- Secondary equity offering
- Acquired Progress assets
- Launch Gallatin lime JV

2007
- Acquired Arch's Mingo Logan assets

2008
- Issue convert. notes, equity
- Increase stake in DTE port
- Sold stake in Gallatin lime JV
- Divested KY assets

2009
- Merged with Foundation Coal

2010
- Gas JV with Rice Energy

"Running Right" has propelled us into a leading position in the U.S. industry

3rd Largest U.S. Coal Company



Cumulative EBITDA 2009-2012E
In millions
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$8,222
$7,598
$4,303
$3,394
$3,117
$3,018
BTU
CNX
ANR*
ACI*
MEE
WLT
2012E
2011E
2010E
2009

* Pro forma

Source: Thomson One and company financials
Note: 2010, 2011 and 2012 are based on First Call consensus estimates as of September 4, 2010

Alpha Natural Resources
RUNNING RIGHT

Domestic Coal Industry Comparison

Strength, Scale, Diversification





Met
Thermal

	Regional Diversification	Product Diversification	Scale (MT Sold)
ANR			86.0
ACI			126.0
BTU			244.0
CLF			1.7
CNX			57.4
ICO			16.8
JRCC			9.9
MEE			38.0
PCX			32.8
WLT			7.4

Note: data as of 2009

Alpha's Operating Business Units

Alpha Natural Resources
RUNNING RIGHT

Western Coal Operations

Production Capacity	50.0-55.0 M Tons
2009 Shipments*	50.1 M Tons
Reserves	709 M Tons

Eastern Coal Operations

Production Capacity	38.0-42.0 M Tons
2009 Shipments*	36.0 M Tons
Reserves	1,579 M Tons



Wyoming
AMFIRE
Pennsylvania Services
Northern West Virginia
Southern West Virginia
Virginia/Kentucky

Illinois Basin (not shown)
26 M Tons of Reserves

* Operations and Pro forma figures as of 12/31/09

Leading Global Suppliers of Met Coal



Largest Domestic Met Coal Suppliers
MTPY
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
ANR*
MEE
WLT
PCX
2007
2008
2009
2010E

*Pro forma

Source: 2010 estimates based on company reports and midpoints of guidance



2010 Estimated Global Met Coal Shipments
MTPY
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
BHP
TCK
XTA
AAL
ANR
MEE
WLT
CNX
PCX
ACI
CLF
ICO

Source: Company documents and BMO, Macquarie and Morgan Stanley research

U.S. Leader in Export Capacity

Alpha 2010 Estimated Export Profile



Canada/Mexico:
1.1mm tons
Europe:
5.4mm tons
Finland
Sweden
UK
Belgium
Spain
Italy
Ukraine
Turkey
Russia
Canada
United States
Mexico
Egypt
India
China
Japan
Asia:
1.2mm tons
Brazil
South America:
1.1mm tons
Africa:
0.6 mm tons
8.4mm tons Met Exports
1.1mm tons Steam Exports

Alpha's total export capacity from all U.S. terminals is ~15 MTPA

Growth Opportunities



Drivers of Global Growth


India's Import Growth
(million tonnes)
300
250
200
150
100
50
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Met
Steam


China's Import Growth
(million tonnes)
300
250
200
150
100
50
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Met
Steam





Sources: ABARE, AME, WoodMac

Strategic Priority: Accessing Global Growth

- Preconditions of successful M&A
  - Actionable
  - Strategic fit
  - Value
  - Ability to execute and integrate
- Key strategic considerations
  - Access to sustainable/growing markets
  - Growth/development potential
  - Opportunities in both met and thermal
  - Freight/logistics advantage
  - Manageable political/cultural landscape



Growth Opportunities Exist in U.S.

- Key strategic considerations
- Upgrade asset base and capture synergies
- Improve position on production cost curve
- Enhance leadership position in met
- Ensure sustainable end markets
- Limit permitting risk
- Maximize access to export market



Significant Expertise in M&A and Integration

Alpha

A history of disciplined acquisitions
A strong track record of successful integrations

Value-added transactions since inception in 2002

Pittston Coal – 2002
AMCI, Coastal and Mears – 2003
Moravian Run and Cooney – 2004
ANR IPO and Nicewonder – 2005
Progress – 2006
Mingo Logan from ACI – 2007
Foundation merger - 2009

Alpha Natural Resources

Established Framework for Growth

Alpha Natural Resources *RUNNING RIGHT*

Principles

- Maintain focus and commitment to long-term value creation and not short-term "market" driven actions

Actions

- Expand international platform to enhance relationships with customers and build a foundation for marketing and investment
- Pursue direct or partial ownership of coal assets that can serve growing seaborne markets
- Continue to pursue transformational domestic transactions that improve long-term cost position and improve access to a sustainable customer base
- Develop and invest in tactical gas and alternative-energy opportunities

Other Key Objectives

- Maintain a sound balance sheet and financial flexibility
- Preserve our operating and corporate culture – *Running Right*

Significant Expertise in M&A and Integration



- Foundation Coal merger: case study and model
  - Well-orchestrated, repeatable integration model developed and refined, ready for reuse
  - Achieved significant scale and diversification while preserving and enhancing financial flexibility – positioned ideally for future growth
  - Demonstrated Alpha's comprehensive approach to M&A, with clear focus on strategic fit together with a disciplined approach to value and deal structure
  - While others held their breath in the recession, Alpha vaulted into a leading position in the U.S. industry
- Alpha knows how to evaluate, structure, execute and integrate M&A transactions

Some companies are accorded a premium based on their M&A expertise and successful track record; Alpha expects to be one of these companies

Attractive Valuation



Compelling Relative Valuation

Recent Valuation Comparison


6x
5x
4x
3x
2x
Enterprise Value/2011E EBITDA
ANR
< 50 MM TPY, regional
> 50 MM TPY, diversified
> 50 MM TPY, regional

Notes: Market data and First Call consensus 2011 EBITDA estimates as of 9/9/10

ANR Shares Provide Significant Upside

- ANR's scale and diversification, combined with consistent financial performance and our strong balance sheet, should reward ANR stockholders with a multiple similar to other large, diversified producers
- ANR is trading at a sizeable discount to its relevant peer group – currently 4.0x EV/EBITDA vs. 5.6x for relevant peers
- Applying a 5.6x multiple to ANR's 2011 First Call consensus EBITDA estimate implies a valuation of approximately $56 per share, or 40% upside

Multiple Comparison ANR vs Peers


7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
EV/EBITDA
4.0x
4.3x
5.6x
4.2x
4.7x
5.9x
Now
Historical Avg.
ANR
Peer Group
Large Peers

Note: multiples are based on 9/9/10 First Call consensus forward EBITDA estimates; historical multiples and estimates since June 30, 2008

Alpha Natural Resources
RUNNING RIGHT

ANR Offers Compelling Risk/Reward

Symbol	Regional Diversification	Production Scale	Balance Sheet Strength	Free Cash Flow
ANR	✓	✓	✓	✓
ACI	✓	✓	✓	✓
BTU	✓	✓	✓	✓
CNX		✓	✓	✓
MEE		✓	✓	✓
WLT			✓	✓

Alpha Natural Resources

www.alphanr.com

Alpha Natural Resources
RUNNING RIGHT



2010 Analyst Day

September 14, 2010

"Running Right"

Randy McMillion,
Chief Administrative Officer

Alpha's Mission Statement

We power the world through the energy of our people.





Alpha Natural Resources
RUNNING RIGHT

Alpha's Vision

***Running Right…*it's what we do.**
We protect the safety and health of our employees, and watch out for one another.
Every employee is empowered to do the right thing at all times.

We aim to be the employer of choice.
We provide a challenging work environment, where hard work and achievement are rewarded.
The more our people are involved, the more successful we become.

We're in it for our customers.
We build relationships with our customers by providing essential products and services that exceed their expectations.

We make a difference.
We demonstrate environmental excellence through operating practices that respect the land and minimize our impact on it. We add to our communities by creating jobs, supporting local organizations and helping our neighbors.

When we put it all together, everyone wins.
We deliver consistent, industry leading financial results and earn the confidence of our shareholders, customers, employees and communities.

We're ready for the future.
We continually assess opportunities and risks to ensure we have options and a strategy to succeed. We anticipate changes in the marketplace and maintain the ability to move swiftly.

Alpha's Values

Running Right...**it's who we are.**

- We conduct our business safely, ethically, honestly and with integrity at all times.
- We care. Caring for one another helps us all return to our families safe and healthy.
- We treat each other how we want to be treated.
- We trust our people and work together as a team. All employees have an opportunity to contribute their ideas and share in our success.
- We communicate openly, build on what we know and learn, and make informed decisions to keep us ahead of the competition.
- We embrace change, continuously improving ourselves and our business.

Alpha's Vision – Employee Safety and Health

Alpha will be an industry leader in protecting the safety and health of our employees – which is the core of our *Running Right* philosophy – by empowering **every employee** to personally champion the safety process with the underlying belief that all accidents are preventable.



Alpha's Vision – Employee Engagement

- Our miners generate the revenue
- Perception of Value should be measured through these eyes
- Everyone will have an opportunity to contribute and share in our success




994

Alpha Natural Resources
RUNNING RIGHT

Employee Contributions

Alpha believes in, appreciates and values its 6,417 employees – that is what separates us in this industry, and it will be the engine that drives us forward. We have 145,000 man-years of mining experience within Alpha.



LAUREL MTN. MINE
LET'S WORK SAFE
GO

"Everyone Will Have a Seat at the Table!"

Running Right Culture

The success of promoting and harnessing employee ideas is directly related to important aspects of our culture, including *trust, respect, morale, involvement, and teamwork*.

When employees see that their thinking is valued, attitudes change and the corporate culture improves.

Robinson and Schroeder





Continuous Improvement Process


Refine
Plan
1
2
4
3
Monitor
Implement

Implementation is the Key to Success

- Focus on Employee Involvement
- Ability to Engage Employees at All Stages of the Process
- Validate Success Only Through Perceived Value by the People Doing the Work
- Gain Buy-In by Engaging the Employees from the Start



Alpha Natural Resources
RUNNING RIGHT

Observation Card Facilitates Involvement

Placed in the Observation Box

Cards Reviewed Daily



Actions Taken on Card at Mine

Employee Involvement Group Discusses Card

Cards Shared at PG Meeting

Action Plans Formulated

Improvements

Observation Card Written

Employee Engagement Yields Benefits

Total Reportable Incident Rate


10
9
8
7
6
5
4
3
2
1
0
Trend Line
2004
2005
2006
2007
2008
2009
2010

Employee Safety Observations


25000
20000
15000
10000
5000
0
Trend Line
2004
2005
2006
2007
2008
2009
2010

This data is for the Brooks Run Division

Alpha Natural Resources RUNNING RIGHT

2010 YTD TRIR Rates


Alpha Natural Resources
TRIR Trend - Rolling Six Months
Showing July and YTD July 2010
TRIR National Avg. Q2 2010
UG 5.41
SUR 1.60
Total 3.70
5
4
3
2
1
0
3.54
3.35
3.15
3.12
3.08
3.03
3.05
3.11
3.14
3.16
3.07
2.95
3.16
3.08
3.34
Aug 09
Oct 09
Jan 10
Apr 10
Jul 10
Jul 10
2010
2009
Jul 10
2010
2009
6 Mo. Avg
2010 Goal 3.30

2010 YTD TRIR Rates

Alpha Affiliates

Operating Companies
TRIR Rate YTD through July 2010

TRIR National Avg. Q2 2010	
UG	5.41
SUR	1.60
Total	3.70


8
6
4
2
0
1.76
5.78
2.45
1.14
0.64
1.04
2.76
4.67
5.02
1.85
3.45
0.00
3.73
0.00
0.00
2.97
0.00
3.08
Alpha Coal West
AMFIRE
Brooks Run North
Brooks Run South
Callaway
Cobra
Cumberland
D - R
Emerald
Enterprise
Kingston
Maxxim Rebuild
Paramont
Rivereagle
Riverside
Rockspring
Simmons Fork
Total ANR
YTD TRIR
TRIR Goal 3.30

2010 YTD NFDL Rates



Alpha Natural Resources
NFDL Trend - Rolling Six Months
Showing July and YTD July 2010
NFDL National Avg. Q2 2010
UG 3.62
SUR 1.13
Total 2.48
4
3
2
1
0
2.43
2.25
1.94
1.80
1.68
1.75
1.66
1.62
1.77
1.88
1.82
1.63
1.38
1.76
2.18
Aug 09
Oct 09
Jan 10
Apr 10
Jul 10
Jul 10
2010
2009
Jul 10
2010
2009
6 Mo. Avg
2010 Goal 2.05

2010 YTD NFDL Rates

NFDL National Avg. Q2 2010	
UG	3.62
SUR	1.13
Total	2.48



Alpha Affiliates - Operating Companies
NFDL Rate YTD through July 2010
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
1.00
2.43
0.98
1.14
0.00
0.00
2.37
4.15
3.49
1.39
1.15
0.00
1.57
0.00
0.00
0.99
0.00
1.76
Alpha Coal West
AMFIRE
Brooks Run North
Brooks Run South
Callaway
Cobra
Cumberland
D - R
Emerald
Enterprise
Kingston
Maxxim Rebuild
Paramont
Rivereagle
Riverside
Rockspring
Simmons Fork
Total ANR
YTD NFDL Rate
NFDL Goal 2.05

"Without involvement, there is no commitment.
Mark it down, asterisk it, circle it, underline it.
No involvement, no commitment."

Stephen R. Covey









"Always do right - this will gratify some and astonish the rest."

Mark Twain

Alpha Natural Resources

www.alphanr.com

Alpha Natural Resources
RUNNING RIGHT



2010 Analyst Day

September 14, 2010

Sales and Marketing Overview

Scott Pack,
President, Alpha Coal Sales

ANR: Key Points

Alpha's approach to sales and marketing

•

Growing global markets for met and thermal coal

•

U.S. market and opportunities

Alpha's Approach to Sales and Marketing


MARKETING
SALES
GROWTH

Sales Structure


Transportation
Purchase Coal
Thermal Sales
Alpha Coal Sales Co., LLC
Met Sales
Market Research
Industrial Sales
Contract Administration


Countries with ANR sales & marketing representation

Staggered Met Contracting


Domestic/North America 41%
Europe, India 42%
South America 7%
Spot
Spot
Spot
Spot
Spot
Spot
Spot
Spot
10%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Q1
Q2
Q3
Q4

Alpha Natural Resources RUNNING RIGHT

International Sales Opportunities

- Establish international sales and development office(s) in the near term to:
  - Generate sales in high growth markets
  - Generate value-added blending and optimization opportunities
  - Take advantage of arbitrage and trading opportunities
  - Develop market intelligence
  - Enhance and develop future relationships



- Recently establish shipping charter to provide ocean freight services
  - Natural extension of existing business
  - Initial entrance into the ocean freight market is through a Time Charter
  - Panamax vessel
  - 2008-built
  - About 80,000 net tons capacity
  - Markets may include Atlantic and Pacific Basins



Growing Global Markets for Met and Thermal Coal


的士
TAXI

Global Market Opportunities - Asia

- Seaborne demand for thermal coal continues to increase primarily due to increasing Chinese and Indian imports
  - China's electricity consumption rose over 21% in 1H10
  - China projected to import 90-100mt of thermal coal annually
- China
  - Steel production up 10% to approximately 620-630mt
  - Massive infrastructure projects underway – rail, roads, etc.


New Demand for Coal from 2010
(million short tons)
1,200
1,000
800
600
400
200
-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
India and China
Rest of World

Source: EIA, IEA

Global Market Opportunities – Atlantic Basin


2009 Exports
28mt
34mt
32mt
Source: EIA, IEA, ABARE, Bloomberg

Global Market Opportunities – Atlantic Basin


2010E Exports
41mt
25mt
19mt
Source: EIA, IEA, ABARE, Bloomberg

Alpha Natural Resources
RUNNING RIGHT

Developed Economies Growth Lags

Global Coal Consumption (mm tons)


10,000
8,000
6,000
4,000
2,000
0
2006
2010E
2015E
2020E
2030E
China
India
US
EU
Russia
Japan

Estimated Real GDP Growth

		2008	2009	2010	2011	2012
Developed Economies	US	0.4	(2.4)	3.3	2.9	2.4
	EU	0.9	(4.1)	1.0	1.6	2.2
	UK	0.5	(4.9)	1.2	2.1	2.9
	Japan	(1.2)	(5.2)	2.4	1.8	2.0
Developing Economies	China	9.6	9.1	10.5	9.6	9.8
	India	6.4	5.7	9.4	8.4	8.0
	Brazil	5.1	(0.2)	7.1	4.2	4.1
	Russia	5.6	(7.9)	4.3	4.3	3.7
	World	3.0	(0.6)	4.6	4.3	4.5

Sources: IMF World Economic Outlook Update July 2010, Reuters, Economy Watch, EIA

Coal - World's Fastest Growing Fuel

- World coal use grew more than gas, liquids, nuclear and renewables in 6 of the 18 years between 1991 and 2009
- Coal use is forecasted to grow more than competing fuels in 19 of the 26 years between 2010 and 2035


Number of Years When Fuel Led Annual Growth
Coal
6
19
Gas
5
4
Liquids
7
1
Renewables
2
Nuclear
1
-
5
10
15
20
25
30
Years
Historical 1991-2009
Forecast 2010-2035



Source: EIA

2009 Trends in Seaborne Trading



73mt
40mt
28mt
34mt
227mt
232mt
32mt

Source: EIA, IEA, ABARE

2009 Alpha Exports


Canada
Baltimore, MD
Lambert's
Wheelersburg, OH
New Orleans, LA
Mexico
Sweden
Finland
Russia
Poland
Hungary
Spain
Turkey
China
Japan
India
Brazil
Argentina
South Africa
Australia

2010 Export Estimates – 9.5mt
Metallurgical – 8.4mt
Thermal – 1.1k

New export destinations for 2010 shown in red

2009 Exports – 6.6mt
Metallurgical – 6.3mt
Thermal – 267k

Source: Internal

U.S. Leader in Export Capacity

- Alpha's total export capacity from all US terminals is ~15 MTPA, providing unique blending, storage and transportation advantages
- Alpha holds a 41% interest in Dominion Terminal Associates: Alpha's estimated proportional export capacity is ~6.5 MTPA (nameplate = 8 MTPA)
- Alpha can access another ~6.0 MTPA of capacity at Norfolk Southern's Lamberts Point terminal located in Norfolk, VA
- Additional capacity at Chesapeake Bay piers, Gulf of Mexico/New Orleans, and the Great Lakes





Est. Export Capacity, MTPA
16
14
12
10
8
6
4
2
0
ANR
Competitor A
Competitor B
Competitor C
Competitor D
Competitor E

Source: Internal

U.S. Market and Opportunities



Domestic Stockpiles

U.S. utility stockpiles continue to trend down due to:

- Decrease in CAPP production
- Reduced fuel switching
- Increased coal-fired consumption
- Increased industrial demand
- Hot summer
- Longer outage delays at nuclear powered facilities

U.S. Monthly Coal Stock and Days of Burn


Coal Stocks
Days of Burn
3-Month Burn
Days of Burn
Coal Stocks and 3-Month Burn (mmt)
90
80
70
60
50
40
30
20
10
0
360
320
280
240
200
160
120
80
40
0
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10



Source: EVA Stockpile Report – July 2010

Thermal Coal Prices

Historical and Future CAPP, NAPP and PRB Prices

- October 2010 prompt futures prices are:
  - $14.00/ton – PRB 8800, 0.8lb
  - $72.00/ton – NAPP 13,000, 3.4lb
  - $59.10/ton – CAPP 12,000, 1.7lb

  (as of 9/9/10)

- Return to normal weather conditions, shrinking stockpiles, and economic recovery are leading to a more bullish price forecast


$19.00
$16.00
$13.00
$10.00
$7.00
Coal Price 2010$/Ton
Outlook
Q1 07
Q1 08
Q1 09
Q1 10
Q1 11
Q1 12

- PRB
- 8800 Btu/lb
- 0.8 lb/MMBtu Sulfur


$160.00
$130.00
$100.00
$70.00
$40.00
Coal Price 2010$/Ton
Outlook
Q1 07
Q1 08
Q1 09
Q1 10
Q1 11
Q1 12

- NAPP
- 13,000 Btu/lb
- 3.4 lb/MMBtu Sulfur


$130.00
$100.00
$70.00
$40.00
Coal Price 2010$/Ton
Outlook
Q1 07
Q1 08
Q1 09
Q1 10
Q1 11
Q1 12

- CAPP
- 12,000 Btu/lb
- 1.7 lb/MMBtu Sulfur

Historical Prices
Consultant Avg
Consultant Min
Consultant Max

Sources: EVA, Ventyx , ICAP, JT Boyd

Thermal Market Dynamics

Threats

- U.S. thermal coal consumption is facing some headwinds due to:
  - Plant retirements
  - Increased renewable energy
  - Shift in natural gas availability and cost
  - Tighter environmental standards



Opportunities

- ✓ China, India and developing world will increase demand
- ✓ Recovering U.S. economy and new power plants coming online will increase demand
- ✓ Upcoming surge in plug-in hybrid electric vehicles will help utilize generation capacity and increase demand for electricity
- ✓ Supply has been reduced in proportion to demand, causing falling stockpiles and possibly leading to sharp price increase

Sources: Ventyx, EIA, FERC, NERC, MSHA, Internal

Alpha Natural Resources RUNNING RIGHT

Sharp Recovery in Steel Production

- Current U.S. utilization is 70.7% YTD through August 21
- Asia and the Middle East have recovered to their pre-crisis production levels
- World crude steel production in June down 4.3% from May but 18% above June 2009 levels

Weekly domestic raw steel production and plant utilization



Net Tons
2,300
2,100
1,900
1,700
1,500
1,300
1,100
900
700
500
% Utilization
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Net Tons
Utilization

Source: NMA, EIA, Internal

Metallurgical Coal Prices

- Recent forecasts suggest a slight easing of prices through 2015
- 2009 benchmark was $129/mt
- Recent benchmark $209/mt
- Mean price for 2H10 is $210/mt FOBT
- Recent estimates place the 2011 HCC price between $190 and $275/mt FOBT
- Mean price for 2011 is forecasted to be $221/mt FOBT

Past and Projected Australian HCC Benchmarks



$350
$300
$250
$200
$150
$100
$/Tonne
2007
2008
2009
1Q10
2Q10
2H10
2011
2012
2013
2014
2015
Historical Price
Min. Price
Avg. Price
Max. Price

Sources: Goldman Sachs, Morgan Stanley, Citigroup, Diawa Capital, Wood Mackenzie, UBS, Deutsche Bank, BMO, Bank of America, JP Morgan, Macquarie, Tudor, FBR

Metallurgical Market Dynamics

Threats

- Increased regulation of U.S. mining industry
- Rising consumer and real estate prices in China are forcing the central bank to tighten credit, which may adversely impact commodity demand and prices
- Longer term – major brownfield and greenfield metallurgical expansions by 2015 may eventually impact demand for U.S. met coal

Opportunities

- Global recovery is bifurcated – developing economies leading recovery; developed countries lagging
- Domestic met market continues to be strong due to internal coke demand
- Eurasia and Eastern Europe look like fertile ground to grow future U.S. exports


Eurasia

Alpha and Market Summary



Alpha Natural Resources
RUNNING RIGHT

2009 Alpha Market Share

Item	ANR Coal Sales (000's Tons)	Total Coal Sales (000's Tons)	ANR's % of Market Share
Domestic Steam	77,125	948,000	8%
Domestic Met	2,386	15,300	16%
All Domestic	**79,511**	**963,300**	**8%**
Export Steam	267	21,800	1%
Export Met	6,331	37,300	17%
All Export	**6,598**	**59,100**	**11%**
Total Steam	77,392	969,800	8%
Total Met	8,717	52,600	17%
Total Coal	**86,109**	**1,022,400**	**8%**

Sources: EIA, Internal

Alpha Sales & Marketing Summary

Alpha is well-positioned in the global market as the largest U.S. exporter of metallurgical coal with a best-of-breed sales & marketing organization

- Contango pricing for thermal coal in all U.S. production regions and continued strong met pricing provides Alpha opportunities to capture enhanced margins going forward
- International sales and development offices and time charter optionality will build on Alpha's sales and marketing expertise and extend Alpha's penetration of global growth markets



Alpha Natural Resources

www.alphanr.com

Alpha Natural Resources
RUNNING RIGHT



2010 Analyst Day

September 14, 2010

Operations Overview

Kurt Kost,
President

ANR: Overview

Operational Excellence

•

Industry Leader in Continuous Improvement

•

Organic Growth Projects

Operational Excellence



"Running Right" says it all

Safety performance has improved dramatically since 2004 through the employee involvement program, which is among the most robust in the U.S.


"Running Right" Increases Safety
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
25,000
20,000
15,000
10,000
5,000
-
2004
2005
2006
2007
2008
2009
2010
Employee Safety Observations (right scale)
Total Reportable Incident Rate (left scale)

Note: This data is for the Brooks Run Division

"Running Right" Says It All

Environmental and Regulatory Performance

Land Restoration at Big Branch South won the Interstate Mining Compact Commission (IMCC) Award. The land is being used for grazing and development.



Dec 2007



Dec 2009

Alpha's Operating Business Units

Western Coal Operations	
Production Capacity	50.0-55.0 M Tons
2009 Shipments	50.1 M Tons
Reserves	709 M Tons

Eastern Coal Operations	
Production Capacity	38.0-42.0 M Tons
2009 Shipments	36.0 M Tons
Reserves	1,579 M Tons

Business Unit and Mine Locations

Operations as of December 31, 2009



Wyoming
2 Surface Mines
2 Preparation Plants
2 Underground Mines
2 Preparation Plants
AMFIRE
5 Underground Mines
8 Surface Mines
2 Preparation Plants
Pennsylvania Services
5 Underground Mines
3 Surface Mines
3 Preparation Plants
Northern West Virginia
Southern West Virginia
13 Underground Mines
3 Surface Mines
3 Preparation Plants
14 Underground Mines
7 Surface Mines
4 Preparation Plants
Virginia/Kentucky

* Operations and Pro forma figures as of 12/31/09

Alpha Natural Resources
RUNNING RIGHT

Blending and Optimization Adds Value



Purchase Coal
Mine 1
Mine 2
Mine 3
Prep Plant
(blend and optimize)
Export
Domestic

Industry Leader In Continuous Improvement


The Mine encountered Extreme Conditions
The Mine Experienced 5 Lost Time Injuries
Temporarily Distracted from the Plan and
concentrated most of our efforts on Inspections

Continuous Improvement is in our DNA

- CI Key Steps to "*Running Right*"
  - Define an Opportunity
  - Develop a Plan
  - Implement the Plan
  - Monitor the Results
  - Refine the Plan
- Most importantly – get ALL Alpha employees to participate and take advantage of our 145,000 man-years of mining experience


Refine
Plan
EMPLOYEE
Monitor
Implement

Kingston Preparation Plant Case Study

Situation – How to increase recovery of fine and ultra-fine coal?

Action Steps

- Increase ultra-fine coal recovery by optimizing chemical usage and continuous monitoring
- Increase fine coal recovery by rewashing spiral midds material

Bottom Line

- Froth recovery increased from 7 to 18 TPH
- Spiral recovery increased from approximately 36 to 40 TPH
- Increased the overall plant recovery by about 2.5%, yielding an incremental 100,000 clean tons per year with no additional capital expenditures
- Generates approximately $20 million in incremental revenue per year



Froth sample system, takes samples from feed, product, and reject



Froth cells operating at 18-20 TPH

Continuous Miner Case Study

Alpha Natural Resources RUNNING RIGHT

* Longwall mines are highly profitable compared to other Eastern steam operations*

Situation – How to enhance CM productivity in NAPP?

Action Steps - 7 week analysis conducted at Emerald

- Three specific areas of focus:
  - Strap Distance Kaizen Blitz
  - CM Miner Bit DOE
  - Bolting Kaizen Blitz

Alpha operates two low-cost longwall mines in the Pittsburgh #8 seam - Cumberland and Emerald - which together shipped 12.1M tons in 2009



Bottom Line

- Strap Distance average was improved from the base line of 3.0 to 3.9 feet per strap resulting in significant savings of supplies and materials
- CM Miner Bit project increased run rate from a baseline average of 10.5 feet per bit per hour to an average of 14.2 feet per bit per hour
- Bolting project reduced the cut bolt cycle time of 2.8 minutes to 2.1 minutes for a 25% improvement

PRB Tire Performance Case Study

- **Situation** - How to deal with the expected tire shortage in 2004 and potentially in 2011. Tire allocation was insufficient to meet the demand. Used tires cost 2.4x more than new tires.
- **Action Steps – Review and modify operating practices**

2005
- Added tire manager

2006
- Reduced speed & payloads
- Improved rim and air pressure management
- Trained new operators to improve tire life
- Modified bonus plan

2007
- Standardized service provider work procedures
- Tested new technology – "real-time" checks

2008
- Expanded use of "real-time" technology

2009
- Increased payloads & speeds back to original
- Modified tire rotation process

2010
- Expanded the use of "real-time" technology

PRB Tire Performance Case Study

Bottom Line – Significant improvement in tire performance at PRB with tire life extended by more than 80%, resulting in approximately $20 million in savings over 5 years and enhanced productivity



PRB Tire Performance
Hours
10,000
8,000
6,000
4,000
2,000
2002
2003
2004
2005
2006
2007
2008
2009
2010

Organic Development Contributes to Future Growth



Organic Met Coal Growth Opportunities



Barrett Mine
LaBelle River Facility
Freeport Mine
Cresson Mine
Deep Mine 41
PENNSYLVANIA
OHIO
WEST VIRGINIA
VIRGINIA

Barrett - AMFIRE
- Coal type – Met
- Mine type – Deep
- Reserve – 4 MT
- Production capacity – 300-400K per year
- Mine life – 10+ years
- Capex – ~ $10million

Cresson - AMFIRE
- Coal type – Met
- Mine type – Deep
- Reserve – 25MT
- Production capacity – 600-750K per year
- Mine life – 35+ years
- Capex – $15-20 million

Deep Mine #41 – VA/KY
- Coal type – Met
- Mine type – Deep
- Reserve – 64MT
- Production capacity – 1.7-1.8 MTPY
- Mine life – 45+ years
- Capex – $45-50 million

Met Mine Pipeline



MTPY
0
1
2
3
4
5
2011
2012
2013
2014
2015
2016
2017
Deep Mine #41
Cresson
Barrett
Freeport

Note: Not all production is incremental

Alpha Natural Resources
RUNNING RIGHT

Freeport Offers Significant Met Capacity

Freeport - CM

- Construction – 2012-2015
- Reserves – 68MT
- Production Capacity – 3MTPY (2MT Met)
- Mine Life – 20+ Years at 3MTPY
- Capex – $350+ million

Freeport Production Est.


MTPY
3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
0.4
0.1
1.7
0.6
1.1
3.0
1.0
2.0
3.0
1.0
2.0
2015
2016
2017
2018
Met
Thermal


Pittsburgh
Steubenville
Monessen
Connellsville
Morgantown
Freeport Mine
Emerald Mine
Cumberland Mine
Foundation Mine
Sewickley Reserves


CLEAN COAL SILOS
PREPARATION PLANT
BARGE LOADOUT AREA
RAW COAL SILOS
REFUSE CONVEYOR
CONVEYOR
SLOPE ENTRANCE
SLOPE AREA
SHAFT AREA
Baker
FREEPORT MINE SURFACE FACILITIES

FREEPORT MINING, LLC

SURFACE FACILITY

An affiliate of
FOUNDATION COAL

Baker

Foundation Sustains Pitt #8 LW Production

Foundation Longwall – Pitt #8

- Construction – 2016-2018
- Production – 2018
- Reserves – 420MT
- Production – 7-14 MTPY
- Mine Life – 30 years at 14MTPY
- High-quality steam coal
- Rail Served
- Capex – $500+ million



Pittsburgh
Weirton-Steubenville
Wheeling
Uniontown-Connellsville
Morgantown
Freeport Mine
Emerald Mine
Cumberland Mine
Foundation Mine
Sewickley Reserves

Sewickley Seam

- Reserves – 79MT
- Production – 3MTPY
- Mine Life – 25+ years at 3MTPY
- High quality steam coal

Alpha Natural Resources
RUNNING RIGHT

Other Growth Opportunities

- While these opportunities are not key growth drivers, they provide us a chance to:
  - Monetize existing assets
  - Take advantage of favorable market conditions
  - Provide future development flexibility

Central Appalachia

Mine	Resource Description	Production
Harts Creek/Atenville	~ 120 MM Ton Reserve	2 – 3 MTPY (metallurgical potential)

Unconventional Gas

Project	**Resource Description**	**Production**
CBM	~ 100-200 Bcf Resource	~ 5,000 Salable Mcf/Day (current)
Marcellus acreage	~ 18,000 Acres	Entered into JV with Rice Energy 2010

Powder River Basin

Wyoming Operations	**Expansion (MM tons/yr)**	**Capacity**
Truck/shovel expansion	10	60-65 MTPY
Belle Ayr LBA	200 Million Tons	Late 2010/Early 2011

Alpha Natural Resources

www.alphanr.com

Alpha Natural Resources
RUNNING RIGHT



2010 Analyst Day

September 14, 2010

Strategy Overview

Phil Cavatoni,
Chief Strategy Officer


TEN MINUTES LEFT -
LET'S DO THE STRATEGY
PENWILL

Strategy Process


Fall '09
Spring '10
Domestic Coal and Core Competencies
Natural Gas Markets
International Markets
Alternatives
Develop Strategic Framework

Alpha Natural Resources RUNNING RIGHT

Outlook for Our Core Business

	5 – 7 Years	Long-Term
U.S. Electricity Demand	→	→
Global Steel Demand	↗	↗
Natural Gas Supply	↘	↘
Environmental, Regulatory and Technology	↘	?

↗ Favorable to Coal ↘ Unfavorable to Coal → Neutral

Natural Gas Supply

US Gas Production by Source


bcm
800
600
400
200
0
02
03
04
05
06
07
08
09
10
11
12
13
14
15
Unconv. +8%
Conv. -4%

Sources: Booz & Company

At Risk Generation

U.S. Coal Fleet (~300 GW)

Segmented by age and efficiency

Unit age \ Unit heat rate, mmbtu/MWh	≥ 10,000	<10,000
<45 years	Low maint. capex and inefficient **110 GW** Investment decision	Low maint. capex and efficient **130 GW** Maintain
≥ 45 years	**40 GW** Mothball or retire High maint. capex and inefficient	**30 GW** Investment decision High maint. capex and efficient

Sources: Alpha analysis

Alpha Natural Resources
RUNNING RIGHT

Steam Coal Risk Exposure



Total Risk
High Risk
Medium Risk
Low Risk
Lowest Risk
Plant Capacity (MW)
2500 to 3600
1500 to 2500
500 to 1500
100 to 500
0 to 100

Sources: Alpha analysis

Domestic Strategy

- Size and diversification are key to a domestic coal company's vitality
- Long-term winners will be companies with highest quality assets
  - ✓ Low-cost producers that can be competitive against natural gas threats
  - ✓ Transportationally advantaged mines serving a sustainable domestic customer base or the export market
  - ✓ Mines operating with long-lived, high-quality reserves
- Synergistic acquisitions and bolt-ons allow Alpha to extract additional value
- Preserve optionality - attractive returns can be realized with the right portfolio of assets



Drivers of Future Demand

Electricity Demand vs. GDP


100000
10000
1000
100
10
0
10,000
20,000
30,000
40,000
50,000
Electricity Demand per Capita (KWh/Capita)
GDP/Capita (2000 $'s per Capita)
China
Russia
Saudi Arabia
France
US
Egypt
Brazil
UK
Italy
Mexico
Turkey
India

Electricity Generation
(2006-2030, TWh)


China
+5%
2,772
3,966
4,944
6,079
7,338
8,546
2006
2010
2015
2020
2025
2030

	2006	2010	2015	2020	2025	2030
% Coal	79%	78%	74%	73%	75%	75%


India
+4%
692
863
1,069
1,276
1,468
1,686
2006
2010
2015
2020
2025
2030

	2006	2010	2015	2020	2025	2030
% Coal	71%	65%	60%	55%	54%	56%

Sources: EIA, Global Insight

Drivers of Future Demand


Steel Consumption per Capita vs. Output per Capita
Asymptotic steel consumption per capita: ~0.44 – 0.60 kg/capita
Steel Consumption (Tons per Capita)
0.60
0.55
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
China
Brazil
India
2020
2020
2008
2020
1974
2008
2008
1974
1999
Growing steel consumption
Steel consumption stabilization
0
2
4
6
8
10
12
14
16
GDP per Capita ($K, 2005 PPP$)

Sources: USGS, Global Insight, US BEA, IMF, Booz & Company

Global Seaborne is Expected to Grow


Seaborne Coal
(MM Tonnes)
MM Tons
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1990
1995
2000
2005
2010
2015
2020
2025
Steam
Met
CAGR (1990-2025): 5.3%
CAGR (1990-2025): 3.2%

Sources: IEA, Wood Mackenzie

Asia-Pacific – Supply Advantaged



$/mmBTU
Seaborne Thermal Coal Supply Curve
(Major Suppliers, 2009)
United States
South Africa
Russia
Indonesia
Colombia
China
Australia
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
50
100
150
200
250
300
350
400
450
500
550
Million Tonnes / Year

Sources: EIA, ABARE, Wood Mackenzie

Seaborne Met Supply Outlook

Alpha Natural Resources
RUNNING RIGHT


Russia
13
CAGR: 6%
23
2010
2020
Canada
27
CAGR: 4%
41
2010
2020
U.S.
38
CAGR: 1%
40
2010
2020
Australia
141
CAGR: 5%
221
2010
2020

Country data represents total current and projected seaborne exports of all met qualities (tons millions)

- Existing major seaborne met production
- Future growth locations of seaborne met production

Sources: AME, McCloskey

Alpha Natural Resources
RUNNING RIGHT

Growth Strategy Summary

Maintaining Core Competencies

- Opportunistically improving the portfolio in U.S.
  - ✓ Cost and transportation advantaged
  - ✓ Customer-centric focus on winners
  - ✓ Exportability
  - ✓ Develop long-term attractive reserves
- Further participate in growing global seaborne met and thermal markets
- Realize value from non-core assets such as Marcellus shale acreage
- Evaluate / participate in synergistic alternative technologies



Alpha's Approach

- Deliberate and thoughtful strategic process
- Appropriate valuations reflecting long-term perspectives
- Deal structures that maintain financial flexibility and growth trajectory

Acquisition Process


Strategic
Actionable
Valuation
Anticipated Growth, Size & Scale,
Diversification, Profitability
Financial Flexibility
Integration

A Disciplined Acquirer



HCC Pricing
8,800 Pricing
$400
$350
$300
$250
$200
$150
$100
$50
$0
$16
$14
$12
$10
$8
$6
$4
$2
$0
HCC Australian Spot Price
PRB 8,800 Spot Price
Amvest
Mingo Logan
Magnum
Alpha (CLF)
Bull Mountain
Concept
Fording
PBS
Jacob's Ranch
Bluestone
United Coal
Foundation
CLD IPO
Trinity
Cumberland
INR
2007
2008
2009
2010
Announced Acquisition Targets

Sources: AME, Alpha analysis

Alpha Natural Resources
RUNNING RIGHT

Integration Competency

Integration Management Office (IMO)

Integration Executive
Alpha Integration Lead
Foundation Integration Lead

Cross-Functional Teams

Team	Alpha	Foundation
Day 1 Readiness	ANR	FCL
Synergy Capture	ANR	FCL
Organization Design	ANR	FCL
Communications	ANR	FCL
Transaction	ANR	FCL
Employee Experience	ANR	FCL

Functional Teams

Team	Alpha	Foundation
Treasury and Risk (incl. Cash Flow and Insurance)	ANR	FCL
Controller (incl. Acctg., Tax, Payroll, IA)	ANR	FCL
Legal (incl. Land, Env., Facilities)	ANR	FCL
Sales and Marketing	ANR	FCL
Operations (incl. Maintenance)	ANR	FCL
Sourcing	ANR	FCL
IT	ANR	FCL
Human Resources	ANR	FCL
Safety	ANR	FCL

Legend: Alpha | Foundation

Integration Competency

	PRE-ANNOUNCEMENT	Preparation (Pre-signing)	ANNOUNCEMENT	Day 1 Readiness (Signing to Closing)	CLOSE-DAY 1	Day 100 Integration	DAY 100	Achieving the End-State	END STATE
IMO		✓+		✓+		✓+		✓	
Cross-Function Teams		✓		✓+		✓+		✓	
Functional Teams				✓+		✓+		✓+	

Alpha Natural Resources
RUNNING RIGHT

Pro Forma Financial Metrics



2.0x
1.5x
1.0x
0.5x
0.0x
Net Debt / EBITDA
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
Liquidity (Millions)
2006
2007
2008
2009
2Q 2010
Net Debt / EBITDA
Liquidity ($, mm)

What's Next?



Alpha Natural Resources

Alpha Natural Resources
RUNNING RIGHT



2010 Analyst Day

September 14, 2010

Sustainability, Regulation and Government Affairs

Michael Peelish,
Chief Sustainability Officer

Presentation Themes

Global Challenge: providing affordable electricity and minimizing environmental impact

•

Successful Sustainability

•

Government Affairs and Policy Priorities

Global Challenge



Electricity – the Key to Longer, Better Lives

Alpha Natural Resources
RUNNING RIGHT

People in Societies with Greater Access to Electricity



Survive Childhood
184
15
25%
90%
Under Five Death Rate /1000
Live Longer
48
76
25%
90%
Life Expectancy (years)
Drink Cleaner Water
49
98
25%
90%
Access to Improved Sources (%)
Eat Better
34
2
25%
90%
Under Nourished (%)
Can Read
54
94
25%
90%
Literacy Rate (%)

- 25% of population with access to electricity
- 90% of population with access to electricity

Live Longer and Enjoy a Better Quality of Life.

Source: World Bank 2006/2007



- South Korean preschool children average 3 inches taller and 7 lbs heavier than North Korean children.
- The Infant Mortality Rate in North Korea is 12 times higher than the rate in South Korea.
- South Korea ranks 32nd in GDP/capita. North Korea ranks 156th.
- Only 20% of North Koreans have access to electric power. South Korea's access approaches 100%.

Source: NASA Website

Expanding Global Availability of Electricity


China and East Asia
195.1
72.5
Middle East
21.4
5.1
South Asia
613.9
488.6
North Africa
1.7
1.6
Sub-Saharan Africa
587.1
698.3
Latin America
34.1
12.8

Year	Legend (million people)	Without electricity	Total Population
2008	5.0	1.5 billion	6.8 billion
2030	5.0	1.3 billion	8.5 billion

Source: International Energy Agency, 2009 World Energy Outlook

The Scale of Coal's Future Growth



Coal Generation will be asked to provide an additional 8,216 billion kWh by 2030

=

Replacing New Coal

Build 900 nuclear power plants

Construct 1,750 Hoover Dams or 83 Three Gorges Dams

Produce over 53 TCF of additional gas just for electricity

Source: Professor Frank DeClemente, Penn State University 2010

Successful Sustainability at Alpha



Defining Sustainability at Alpha

- **Mission Statement :** To ensure the long term success of the company through environmental, social and financial responsibility.
- Sustainability entails the creation of a corporate culture whereby the company assumes its responsibility to find solutions resulting in:
  - ✓ Maintaining a high awareness of its many obligations to operate responsibly
  - ✓ Expanding the business while reducing risk
  - ✓ Positioning Alpha as the company that investors, legislators and other stakeholders come to for credible solutions

Sustainability – Environmental Record



Environmental Report – July 2010

Environmental Report – July 2010

This report summarizes Alpha's Subsidiaries' environmental and reclamation compliance for **July 2010**. The statistics below are presented by each Business Unit:

Alpha Subsidiaries	SMCRA Permits	Insp. (mo)	Insp. (ytd)	NOV (mo)	NOV (ytd)	CO (mo)	CO (ytd)	Rel (mo)	Rel (ytd))	Compl. Rate (mo)	Compl. Rate (ytd)
Alpha West	2	3	23	0	0	0	0	0	0	0.000	0.000
Amfire	82	59	404	0	3	0	0	0	0	0.000	0.007
PA Services	9	8	58	0	1	0	0	0	0	0.000	0.017
VA/KY	106	105	803	0	5	0	0	0	0	0.000	0.006
WV North	102	53	414	0	5	0	0	0	0	0.000	0.012
WV South	116	86	606	1	16*	0	1	0	0	0.012	0.026
Idle/Closed	12	8	64	0	0	0	0	0	0	0.000	0.000
Totals	429	322	2372	1	30	0	1	0	0	0.003	0.013

NOV – Notice of Violation CO – Cessation Order Rel. – Releases/Spills

•YTD July 2010, rate of 0.13 (1 NOV per 79.0 inspections)

Respect for the Land

"We demonstrate environmental excellence through operating practices that respect the land and minimize our impact on it."

- Alpha Natural Resources Mission, Vision & Values


Covel reclaimed refuse disposal site
Winner, 2005 W.V. Greenlands Award

Restoring the Land: Va. Stream Mitigation



Alpha built the first natural stream channel on a reclaimed surface mine in Virginia.

Black Bear #1 Surface Mine - Clintwood, Va.

- Interstate Mining Compact Commission **National Mine Reclamation Award**
- Appalachian Regional Reforestation Initiative **Excellence in Reforestation Award**
- Va. Mining Association
- **2006 Reclamation Award**
- National Assn. of State Land Reclamationists **2006 National Mine Reclamation Award**
- Va. DMLR **Excellence in Mining & Reclamation Award**

Restoring the Land: Virginia



Restored Paramont #3 surface mine
Wise County, Va.



Natural Stream Restoration
Russell County, Va.



Restored Paramont
George's Fork surface mine
Dickenson County, Va.

Alpha Natural Resources RUNNING RIGHT

Alpha Environmental Awards – 2005 to 2010

2010 IMCC National Reclamation Award - Enterprise Mining Company, LLC, Big Branch South Mine
2010 VA Best Active Deep Mine - Dickerson-Russell Coal Company, LLC, Cherokee Deep Mine
2010 VA 5 Year Legacy Award - Paramont Coal Company VA, LLC , Black Bear No. 1 Surface Mine
2010 VA 10 Year Legacy Award - Paramont Coal Company VA, LLC
2009 WV Excellence in Reclamation Award - Simmons Fork Mining, LLC, Ewing Fork #1 Mine
2009 WV Excellence in Reclamation Award - Riverside Energy Company, LLC, Copperhead Mine
2009 VA Excellence in Mining and Reclamation Award - Paramont Coal Company VA, LLC, Flat Top Deep Mine, Red Onion Surface Mine and Meade Fork Surface Mine
2009 PA Excellence in Reclamation Award-AMFIRE Mining Company, LLC, Bowser Surface Mine
2009 PA Excellence in Reclamation Award-AMFIRE Mining Company, LLC, Swatsworth Surface Mine
2008 WV Greenlands Award - Brooks Run Mining Company, LLC., Erbacon/Seven Pines/Poplar Ridge Complex
2008 WV Contemporaneous Reclamation of an Active Refuse Area - Kingwood Mining Company, Whitetail Refuse Area
2008 VA Best Post Mining Land Use - Paramont Coal Co. VA LLC, Lover's Gap No. 3 Surface Mine
2008 WV DEP Turkey Habitat Reclamation Award - Simmons Fork Mining Company, Simmons Fork Mine
2007 VA Overall Award for Best Remining & Reforestation - Blackbear No. 4 Surface Mine
2007 WV Contemporaneous Reclamation of an Active Refuse Area - Kepler Processing Company, Big Branch Refuse Disposal site
2007 State, Regional and National Reclamation Awards - Paramont Coal Black Bear #1
2007 Office of Surface Mining Director's Award - Belle Ayr Mine
2007 WY DEQ - Excellence in Surface Mining Reclamation - Belle Ayr Mine
2006 VA Excellence in Mining Reclamation - Paramont Coal Company VA, LLC
2006 WV Outstanding Reclamation Activity - Kingwood Mining Company, Albright Preparation Plant
2006 State, Regional and National Reclamation Awards - Paramont Coal Black Bear No. 1
2006 WV Excellence in Reclamation Award - Pioneer Fuel Corp., Pax Loadout
2005 VA Best Post Mining Land Use - Paramont Coal Co. VA, LLC
2005 WV Greenlands Award - Herndon Processing Company, Covel Processing Area No. 1
2005 State, Regional and National Reclamation Awards - Delta Mine Holding Company, Delta Mine

Sustainability – Environmental Permitting



EPA April 1st Guidance and ECP Process

To: William C. Early, Acting Regional Administrator, EPA Region III
A. Stanley Meiburg, Acting Regional Administrator, EPA Region IV
Bharat Mathur, Acting Regional Administrator, EPA Region V
COL Dionysios Anninos, District Commander, USACE Norfolk District
COL Dana R. Hurst, District Commander, USACE Huntington District
COL Michael P. Crall, District Commander, USACE Pittsburg District
COL Keith A. Landry, District Commander, USACE Louisville District
LTC Bernard R. Lindstrom, District Commander, USACE Nashville District

From: Lisa P. Jackson
Administrator
U.S. Environmental Protection Agency

Terrence "Rock" Salt,
Acting Assistant Secretary (Civil Works)
Department of the Army

Re: Enhanced Surface Coal Mining Pending Permit Coordination Procedures

The Environmental Protection Agency (EPA) and the Department of the Army have developed enhanced coordination procedures to respond to the unique challenge before us in reviewing pending surface coal mine permit applications in Appalachia. The purpose of this enhanced coordination process is to provide for timely resolution of issues for those permits about which the agencies have substantial environmental concerns, ensure effective coordination among the agencies and consistent compliance with the requirements of the Clean Water Act (CWA), its regulations and relevant policy, and to expedite review and final decisions regarding pending permits for surface coal mining operations in Appalachian states (OH, PA, WV, VA, TN, and KY). It is also important that we provide additional transparency to the public during the enhanced coordination process. The attached Enhanced Coordination Procedures should be implemented immediately.

In accordance with the attached procedures, this process will apply to those permits for which the Corps of Engineers (Corps) has issued a public notice or coordinated with EPA through the Nationwide Permit coordination process by March 31, 2009. 108 CWA section 404 permit applications for surface coal mining activities in Appalachia will be subject to review in accordance with these procedures. (List attached) The timeframes established in the procedures will ensure timely coordination among the agencies and applicants as we make decisions under the CWA and our regulations.

UNITED STATES ENVIRONMENTAL PROTECTION AGENCY
WASHINGTON, D.C. 20460

APR - 1 2010

MEMORANDUM

SUBJECT: Guidance Summary: Improving EPA Review of Appalachian Surface Coal Mining Operations under the Clean Water Act, National Environmental Policy Act, and the Environmental Justice Executive Order

FROM: Peter S. Silva
Assistant Administrator for Water

Cynthia Giles
Assistant Administrator for Enforcement and Compliance Assurance

TO: Shawn Garvin
Regional Administrator, EPA Region 3

A. Stanley Meiburg
Acting Regional Administrator, EPA Region 4

Bharat Mathur
Acting Regional Administrator, EPA Region 5

I. **Purpose**

This summary memorandum clarifies how EPA is carrying out our responsibilities, in coordination with our federal and state partners, to assure that the environmental impacts of Appalachian surface coal mining operations comply with the Clean Water Act (CWA), National Environmental Policy Act (NEPA), and the Environmental Justice Executive Order (E.O. 12898).[1] Our goal is to identify the steps permittees and implementing state agencies should take to prevent harmful public health, water quality, and other environmental impacts associated with Appalachian surface coal mining and to more effectively consider the voices of adversely affected communities in the Appalachian coalfields.

[1] This memorandum is effective immediately. Concurrent with its release, however, EPA is seeking public comment on this interim final document. We fully understand the importance of this memorandum to our federal and state partners, the coal industry, and the public, and we recognize the value in receiving their input based on experience with its implementation. The public comment period will conclude on December 1, 2010. No later than April 1, 2011, EPA will issue final guidance after consideration of public comments and the results of the Science Advisory Board (SAB) review, and consistent with our experience in implementation of this memorandum. EPA may revise the guidance sooner, as appropriate, consistent with the SAB review. EPA is publishing a notice in the *Federal Register* that provides additional details on the public comment process.

1

Impact of EPA's Initiatives on Mine Planning

- **Estimates/Reports by various sources**
  - ✓ Production decreases in CAPP from 2008-2030 due to all legislative/regulatory initiatives range from 46%-70%
  - ✓ Devastating job and economic loss to CAPP region
- **Impact to Alpha**
  - ✓ 5 permits on initial ECP list (now 3)
    - Currently working through the issues – fill optimization and water quality
  - ✓ Mitigation plans require operations to become more ingenious
    - Assessment of all mining and related facilities permits (water quality data, stage in the permitting process)
      - Mines with NWP21's that will be complete in jurisdictional waters (up to the high water mark) for projects started prior to the March 31, 2012 expiration of the NWP21's. The operator will have until March 31, 2013, to complete the fill placement; mitigation may follow
      - Mines with only renewals due on existing State NPDES and/or State SMCRA permits
      - Mines that only require a State SMCRA permit or a NWP49 or NWP50 but no Individual Permit or NWP21

Impact of EPA's Initiatives on Mine Planning

✓ Mitigation plans require operations to become more ingenious (continued)

- Identify areas where permitting is further along or can be accelerated due to nature of permit requirements
- NWP-21 Revocation
  - Managing issue to negate any impacts to existing operations
  - Will file for individual permits on future operations
- Continue on existing permits by doing incremental expansions
- Alpha's suite of assets allows it to manage effectively its production sales balance (quantity/quality)
- Mid-term impact to refuse impoundments is manageable

Sustainability – Social Responsibility



Community Involvement Program







Community Based Donations

- BU will be given a fixed budget at the beginning of each year to administer in their sole discretion in the amount of **5,000 or less** per agency request.
- Administered by Community Involvement Coordinator in Business Unit

Strategic Grants

- Larger, multi-year grants received through website **that exceed BU $5,000 threshold**
- Administered by Community Involvement Committee

Discretionary Grants

- To give executive management flexibility in responding to unforeseen community needs. Discretionary grants tend to be larger and often multi-year. All request will **require CEO approval**
- Administered by Corporate Communications

College Foundations

- Supporting Community Colleges and universities that produce **mining engineers** is a special area where Alpha generates recognition and goodwill through its largesse.
- Administered by Corporate Communications

Alpha Natural Resources
RUNNING RIGHT

Sustainability – Initiatives



Alternatives Opportunities Pipeline and Process


Opportunities
Pipeline of Contacts
Partners
Investors
Bankers
Advisors
Incubators
Peers
Strategic/ Synergistic
Market Size/ Technology Maturity
Capital/ Financial Impact
Project Opportunities
Knowledge to Disseminate

Spectrum of Sustainability Projects

Since January 2010

R&D Spending	$2.0 million
*Savings Realized	$1.0 million/yr and growing
Proposed Equity Investment	$4.0 million



Wind Turbine
FutureGen / SeCarb
Coal Drying
Coal to Liquids
Pre-Treat Pollution Reduction
Water Quality (Se)
Biomass/Biosolids
Fly Ash Recycling
Energy Efficiency*
Coal Gas Recovery
Perfecting IP
Feasibility
Bench Testing
Pilot Testing
Commercialized Technology

Government Affairs Policy Priorities



Addressing Global Emissions

Though imaginable, some solutions are simply not practical or desirable

ALTERNATIVES	CONSEQUENCES
• Reduce global energy usage	• Not only is it impossible, it would result in the worst possible human outcome: stunt emerging market development and reduce quality of life for billions
• Undertake massive worldwide shift to renewable energy	• Wind and solar cannot provide base load electricity; energy costs would rise substantially; economic development would slow and quality of life would suffer

Since the need for affordable energy will continue to increase, feasible solutions are limited

ALTERNATIVES	CONSEQUENCES
• Develop technological solutions, including CCS and low-emission or no-emission energy sources, including renewable energy and nuclear power	• Economic development and quality of life improvements can continue, while mitigating environmental impacts
• Adaptability	• If the alternative is widespread poverty and reduced quality of life, mankind may be better served by adapting to climactic changes

Alpha Natural Resources RUNNING RIGHT

EPRI


U.S. Electricity Sector CO_2 Emissions
(million metric tons)
EIA Base Case 2009
3500
3000
2500
2000
1500
1000
500
0
1990
2015
2020
2025
2030

TECHNOLOGY	EIA AEO BASE CASE	EPRI PRISM TARGET
END-USE EFFICIENCY	Load Growth ~ +0.95%/year	8% Additional Reduction in Consumption
T&D EFFICIENCY	None	20% Reduction in T&D Losses by 2030
RENEWABLES	60 GWe by 2030	135 GWe by 2030 (15% of Generation)
NUCLEAR	12.5 GWe New Build by 2030	No Retirements; 64 GWe New Build by 2030
FOSSIL EFFICIENCY	40% New Coal; 54% New NGCCs by 2030	+3% Efficiency for 75 GWe Existing Fleet; 49% New Coal; 70% New NGCCs by 2030
CCS	None	90% Capture for All New Coal + NGCC After 2020 Retrofits for 60 GWe
ELECTRIC TRANSPORTATION	None	100 Million PHEVs and 3x Increase in Non-Road Use by 2030
ELECTRO-TECHNOLOGIES	None	Replace ~4.5% Direct Fossil Use by 2030

Challenges to America's Energy Future

- **EPA – Endangerment Finding**
  - Alpha filed petition urging EPA to reconsider and a petition for review in the DC Circuit Court
  - Fatal procedural and substantial defects
- **EPA – April 1, 2010 Guidance**
  - Non-peer reviewed studies should not have such overwhelming impact
  - EPA needs to begin providing sensible relief on new permits
  - Forming Appalachian Environmental Initiative at the VA Center for Coal and Energy Research to conduct research on potential environmental impacts on the mining, gas and energy sectors in Appalachia
- **EPA – Coal Ash Management and Disposal**
  - Should come under subtitle D- non-hazardous/EPA studies support this position
- **Clean Air Act/GHG Emissions – Legislative Actions**
  - Technology solutions versus burdensome requirements
- **DOI – Stream Buffer Zone – Proposed Action**
  - Another regulatory attack trying to rewrite statutory history and historical success

Abundant | Reliable | Cheap | Clean

Current public policy focus is on **making clean fuels abundant, reliable and cheap**.

Insufficient attention is being given to **making abundant, reliable and cheap fuels clean**.

➢ Moving Toward a Low-Carbon Economy

✓ The Essential Elements of the Path Forward

- Increased energy efficiency
- Increased use of non-fossil fuels
- Development & deployment of CCS and other clean coal technologies for fossil fuels

RUNNING RIGHT


JOY
FOUNDATION
COAL WEST INC.
CHRISSY KAPLAN

Alpha Natural Resources

Alpha Natural Resources
RUNNING RIGHT



2010 Analyst Day

September 14, 2010

Risk Management Overview

Eddie Neely,
Chief Risk Officer

Alpha Natural Resources
RUNNING RIGHT

Areas of Responsibility

Enterprise Risk Management

•

Hedging

•

Insurance and Surety

•

Information Systems and Technology

Enterprise Risk Management (ERM)



Alpha Natural Resources
RUNNING RIGHT

ERM Background

- At the time of the merger, we created the position of Chief Risk Officer recognizing that risk management needed to be a dedicated function within our Executive Leadership Team and to provide our Board with a means to fulfill its risk oversight role
- What is ERM and how do we do it?

Key Risk Analysis Process

1. • Identify Risks
2. • Evaluate Risks
3. • Create Mitigation Plan
4. • Execute Plan

ERM Program Recap

- **Risk Qualitative/Quantitative "Strawman"**
- **Company-wide risks identified by conducting a series of risk identification workshops**
- **Company Risk Register and 15 Key Group Risks (KGRs)**
- **Risk Treatment Plans**
  - Identified KGR Risk owners, sponsors and team members
  - Conducted Risk Owner Training
  - Conducted two deep-dive sessions for each KGR to identify risk factors, consequences and existing treatments for each KGR
  - Identified potential treatment strategies to reduce risk or enhance opportunities
  - Selected the top treatment strategies and developed treatment plans for each KGR



- **Monitoring and Reporting Plans**
- **ERM Benchmarking**
  - Internally producing a comparison of our ERM structure and processes with 25 other companies
  - Follow up with North Carolina State University ERM Initiative
  - Complete Audit Director's Roundtable Diagnostic Tool
- **ERM Risk Quantification**
  - Identify and assess quantitative needs related to KRI's and KPI's
  - Evaluate methods/systems for data collection and analysis

Key Group Risk


Likelihood
Impact
Dust Reduction
Clean Water/ SMCRA
Refuse Mgmt.
Lawand Reg. Compliance
Climate Change
Volatile Pricing
GrowLocal Reserves
Positive Leg./Reg. Impact
Decreased Coal Demand

KGRs

Risk	Potential Impact
Legislative	
Legislative and regulatory inaction/action relating to GHG	Increased costs, lower thermal coal demand, decreased shipments and profitability
Opportunity to improve legislative and regulatory environment through advocacy, political involvement and PAC activities	Enhancing Alpha's brand reputation, operational efficiency, cost performance and shareholder value
Regulatory	
Reduction in dust or silica standards	Reduced productivity, increased expense, increased safety risks, reduced profitability and shareholder value
Inability to comply with environmental, safety and health laws or regulations	Threat to our "social license" to operate, increased legal expense, management distraction, reduced production, increased expense, reduced profitability and shareholder value
Operational	
Lack of adequate capacity for refuse management	Reduced production, sales and profitability; accelerated reclamation liabilities and asset write-downs; reputational harm; and increased expense to keep a mine open

Risk	Potential Impact
Environmental	
Ability to comply with existing or proposed environmental rules	Reduced production, shipments, profitability and shareholder value, and potential to force mine closures
Strategic	
Decreased demand for coal due to slow growth, plant retirements and alternative sources of electric generation	Reduced production, shipments, profitability and shareholder value
Opportunity for growth in local reserves to sustain business units and production levels	Enhanced production, shipments, profitability and shareholder value
Market	
Uneconomical position(s) due to a volatile pricing environment	Sub-optimal contracting, revenues, profitability and shareholder value

ERM: Next Steps

Treatment Plans:
- Develop tracking report for all KGR treatment plans
- Complete analysis of treatment plans to identify cross-KGR implementation opportunities

Monitoring and Reporting Plans:
- Complete monitoring and reporting plans

Other Action Items:
- Roll out ERM program to Business Units for remaining residual risks
- Evaluate ERM technology tools and costs
- Complete ERM benchmarking study
- Evaluate next steps on ERM program (3-Year Status)



Hedging



Active Hedging Strategies

Financial and Physical Hedges:

- Diesel for production
  - Hedge about 80% of required needs
- Natural gas to hedge for explosives
  - Financial contracts in the West
  - Physical contracts in the East
- Steel components (roof bolts) hedged through physical contracts
- Ocean freight
- Coal – OTC

Portfolio Approach to Hedging


Identify Risk and Plan Scenarios
Document Risk Tolerance
Document Choice Of Instrument
Implement Approval Procedures
Monitor Progress
Evaluate and Redefine Strategy

Production:

- Hedge production through staggered contracting
- Lock in pricing for Coal Bed Methane gas in NAPP

Alpha Natural Resources
RUNNING RIGHT

Insurance and Surety



Insurance and Surety Synergies

- Premium reductions due to consolidating property and primary casualty programs
  - $3.1 million

- Premium refunds due to canceling duplicate policies
  - $5.2 million

- Surety Program
  - To Date
    - Self-bonding capacity of approximately $350 million
    - Reduction in bonds and collateral of $5.1 million
    - Increase in liquidity of approximately $16 million

  - Further efficiencies By FYE
    - Reduction in bonds and collateral of $4.2 million
    - Increase in liquidity of approximately $90 million


RISK ASSESSMENT
It's Not Worth It

Information Systems and Technology


Sample Progress
Analysis Progress
Sample ID
Status

Alpha Natural Resources
RUNNING RIGHT

Best-in-Class ERP

- Following July 2009 merger with Foundation, Alpha assessed Enterprise Resource Planning (ERP) options:
  - Legacy Alpha utilized Oracle solution tied to proprietary blending and optimization system called "Delta"
  - Legacy Foundation utilized SAP

- To maximize flexibility, Alpha decided to transition all operations to Oracle, while maintaining proprietary blending and optimization tools

- ERP integration remains on track for completion by year-end 2010



Triple Constraint of Project Management



Start here.


Scope
Cost
Time

Scope Creep

We have all heard of "Scope Creep" –
but what does it look like?



Alpha Natural Resources RUNNING RIGHT

Best-in-Class ERP

Record to Report (G)
- General Ledger
- Payables
- Receivables
- Vertex **
- Cash Management
- Fixed Assets
- iExpenses

Procure to Pay (G)
- Purchasing
- iProcurement
- Inventory Management **

Maxxim/DST (G)
- Project Costing
- Project Billing
- Project Management **
- Project Manufacturing
- Order Mgmt./Shipping

Hire to Retire/HCM (G)
- Human Resources
- Advanced Benefits **
- Time and Labor (OTL)
- Payroll
- Interface w/CyberShift and Pension Manager
- UPK (for training across all applications) **
- Self-Service HR **
- Compensation Workbench

Capital Projects ** (G)
- Project Costing
- Project Management **
- Integrations with:
  - Purchasing/Payables
  - eAM
  - Assets

Governance/Risk/Controls (G)
- Segregation of Duties
- Forms Security

Asset Management ** (G)
- Enterprise Asset Maint. (eAM)
- Integrations with:
  - Fixed Assets
  - Install Base (Asset Tracking)
  - Purchasing/Inventory
  - Time and Labor (OTL)
  - Projects (Budgeting)
  - General Ledger

Business Intelligence (OBIEE) ** (G)
- Financial Analytics
- HR Analytics
- Procurement and Spend Analytics
- Supply Chain and Order Mgmt. Analytics
- eAM Analytics (Signum)
- Project Analytics

***** New Functionality for ANR***

Project Status:
- G Green
- O Orange
- R Red

ERP: Oracle "Out of the Box"



ORACLE DELTA
Conceptual Architecture
Oracle Applications
iProcurement
OTL
HR eAM interface from Timecard
iExpenses
PO
PA
Payroll to AP Third Party Payments
HR
CM
Paymen ts
AP
AP Trx
FA Production Upload
GL
Receipts
AR
FA
FA Transactions
AR Trx
EAM
MTL(INV)
Viziya
Work Schedules

ERP: What We Need to Run Alpha


ORACLE DELTA
Conceptual Architecture
Benefit Concepts
HR COBRA
BB&T
AP Credit Card Import
Statement of Mines
Material Detail Cost
Summary Cost
Vertex
UMWA
Pension Manager
Active Directory
Landworks
CAT
Punch Out
United
INV United Items Interface
OTL Daily Cost
EIS
Safety-Demographics
Prep Plant Material Cost
Prep Plant Summary Cost
Oracle Applications
Jigsaw
Severance Tax
Roster Information
Cybershift
MMS
Severance Tax
Roster Information
iProcurement
OTL
iExpenses
PO
PA
Payroll to AP Third Party Payments
HR
CM
Payments
AP
AP Trx
FA Production Upload
GL
Receipts
AR
FA
FA Transactions
AR Trx
EAM
MTL(INV)
T Rowe Price
Computer Share
Noetix
Ad Hoc Transactional
ARO
Reporting
Hyperion
Balances
GRC
Business Objects
Budgets
OBIEE
EAM Analytics
Supply Chain Analytics
Spend over Order Analytics
Noetix
Ad Hoc Transactional
ARO
Reporting
Delta
Trucking Invoices
AR Delta Sales Invoices
Production Reporting
EIS Equipment List Import
Meter Hours
Viziya
Work Schedules
Meridium
Equipment Delays
OrgPlus
OrgPlus Demographics
Bank of America
Payroll Positive Pay
AR Bank Statement Import
AP Positive Pay
AP Comp Payables Interface
AP P-Card Import
CIMS
CIMS Inbound Interface
CIMS Outbound Interface
= Alpha Supported Systems
= External Supported Systems
Oracle Standard Integration

Alpha Natural Resources

www.alphanr.com

Alpha Natural Resources
RUNNING RIGHT



2010 Analyst Day

September 14, 2010

Financial Overview

Frank Wood,
Chief Financial Officer

ANR: Key Points

Strong, consistent performance to enhance shareholder value

•

Disciplined capital allocation process to drive future growth

•

Summary:

attractive valuation – positioned for significant growth

Strong, Consistent Performance



ANR: Financial Highlights


Revenue
Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,878
$2,469
$2,496
$1,922
2007
2008
2009
2010 YTD


Adjusted EBITDA
Millions
$600
$500
$400
$300
$200
$100
$-
$234
$394
$541
$425
2007
2008
2009
2010 YTD


Adjusted EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.43
$2.03
$1.98
$1.32
2007
2008
2009
2010 YTD

Note: Adjusted EBITDA and EPS are from continuing operations; 2010 YTD numbers are through 6/30/10; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31 forward.

Consistent History of Positive Cash Flow


U.S. $ in millions
800
700
600
500
400
300
200
100
0
2005
2006
2007
2008
2009
2010 YTD
Alpha Pro Forma Capex
Alpha Pro Forma FCF

Note: Pro forma capex for 2008, 2009 and 2010 includes Lease-By-Application (LBA) bonus bid payments of $36.1 million each year.
FCF = Operating cash flow less capex

Strong Balance Sheet with Significant Liquidity

ANR Balance Sheet Summary
(in millions)

	June 30, 2010	December 31, 2009
Cash and short-term marketable securities	$ 563.6	$ 495.4
Trade A/R	316.4	232.6
Inventories, net	200.5	176.4
Prepaid expenses and other current assets	119.3	147.5
Total current assets	1199.8	1051.8
PPE, net	1095.1	1082.4
Owned and leased mineral rights, net	1940.3	1958.9
Long-term marketable securities	97.9	89.5
Other non-current assets	818.2	935.6
Total assets	$ 5,151.4	$ 5,118.2
Current portion of long-term debt	$ 11.8	$ 33.5
Other current liabilities	468.9	422.5
Total current liabilities	480.8	456.0
Long-term debt	734.1	756.8
Other non-current liabilities	1325.3	1314.2
Total liabilities	2540.1	2526.9
Total stockholders' equity	2611.3	2591.3
Total liabilities and stockholders' equity	$ 5,151.4	$ 5,118.2

Key Ratios	June 30, 2010	December 31, 2009
LT Debt/Equity	28%	29%
Total Debt/LTM EBITDA	1.0x	1.2x
Current ratio	2.5	2.3
Net Debt (millions)	$159.0	$287.0
Cash and marketable securities (millions)	$661.5	$584.9

Sources: SEC filings and internal reports

Alpha Natural Resources
RUNNING RIGHT

Excellent Liquidity and Low Leverage

Leverage of approximately 1.0x debt/Adjusted EBITDA and liquidity of approximately $1.5 billion

($ millions)	Maturity	As of 7/31/10
$854mm Revolving Credit Facility[1]	July, 2014	$0
Term Loan A	July, 2014	234
2.375% Convertible Notes	April, 2015	288
7.25% Senior Unsecured Bonds	August, 2014	298
Total Long-term Debt		**$820**
Liquidity and Credit Statistics		
Cash & Equivalents and marketable securities		$714
Revolver[1]		854
Accounts Receivable Securitization Facility		150
Less: Letters of Credit Outstanding		(184)
Total Potential Liquidity		**$1,534**
Total Debt / LTM EBITDA		1.0x
LTM Adjusted EBITDA[2]		$829

Note: LTM data as of 6/30/10
(1) Revolver was amended and extended by $300mm to $950mm on 4/15/2010, of which $96mm was terminated with a $39.6mm Term Loan A prepayment on 6/4/2010
(2) LTM combined pro forma Adjusted EBITDA for the four quarters ended June 30, 2010

Foundation Synergies Exceed Targets

Annual net synergies have exceeded the targeted benefits of $45 million

Foundation Synergies



Millions
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Actual
Target

	Marketing	Purchasing & Operations	Corporate & Administrative	Total
Actual	$27.8	$13.3	$19.0	$60.1
Target	$17.0	$12.0	$16.0	$45.0

Source: Internal reports
Note: Synergies from Operations approximately $5.3 million

Alpha Natural Resources
RUNNING RIGHT

Peer Group Comparisons

Market Capitalization[1] ($ in billions)



$12.3
$7.8
$4.8
$3.9
$3.9
$3.2
$1.0
$1.0
$1.0
$0.5
BTU
CNX
ANR
WLT
ACI
MEE
PCX
CLD
ICO
JRCC

LTM 6/30/10 Tons Sold (in millions)



243
143
90
85
61
35
32
16
9
7
BTU
ACI
CLD
pro forma ANR
CNX
MEE
PCX
ICO
JRCC
WLT

LTM 6/30/10 Revenue ($ in billions)



$6.1
$4.6
$3.3
$2.6
$2.6
$1.9
$1.3
$1.1
$1.1
$0.7
BTU
CNX
pro forma ANR
MEE
ACI
PCX
CLD
WLT
ICO
JRCC

LTM 6/30/10 EBITDA ($ in millions)

* Adjusted EBITDA as reported in company documents



$1,436
$1,252
$829
$596
$472
$404
$377
$197
$150
$144
BTU
CNX
pro forma ANR*
ACI*
MEE
WLT
CLD
ICO*
JRCC*
PCX*

Sources: Public filings, company press releases and presentations
(1) Market data as of 09/09/10

Alpha Natural Resources
RUNNING RIGHT

Disciplined Capital Allocation Process to Drive Future Growth



ANR Capital Investment Process

To maximize shareholder return, Alpha uses a very detailed analytic assessment to evaluate capital expenditures



- Annual budget process – 5-year plan
- Capital expenditure requests segregated
  - Replacement, sustaining or compliance
  - Costs improvement
  - Expansion/other
- Requests for improvement/expansion require financial return justification
- Large unbudgeted requests for capital require approval by CEO

Pursuing a balanced strategy of growth through organic development and acquisition with a disciplined focus on value and return on investment

Case Study: Deep Mine #41

To maximize shareholder return, Alpha uses a very detailed analytic assessment to evaluate capital expenditures

- Continuous miner (CM) underground mine in SW Virginia operated by our Virginia/Kentucky business unit
- Initial production expected in Q1 2011 with production ramping through 2014 by addition of CM sections up to a total of five sections
- Projected annual capacity of 1.7 to 1.8 million tons beginning in 2015
- Clean, recoverable reserves of 64 million tons, of which approximately 80% is projected to be sold as metallurgical coal
- Coal will be belted to and processed at an existing coal preparation plant with shipments on the CSX railroad

DEEP MINE #41
IRR Analysis

Mine Facility and Development	**$35-$38 mm**
Underground Equipment	**$10-$12 mm**
Total Capital Expenditure	**$45-$50 mm**
Avg. life-of-mine cash margin (per ton)	**$40.00**
After-tax IRR	40+%

Pursuing a balanced strategy of growth through organic development and acquisition with a disciplined focus on value and return on investment

Case Study: Freeport Capital Investment

Alpha Natural Resources RUNNING RIGHT

To maximize shareholder return, Alpha uses a very detailed analytic assessment to evaluate capital expenditures

- Continuous miner operation with targeted production of approximately 3.0 MTPY, of which 2.0 MTPY is met
- Reserves – 68 million tons of met coal
- Mine in close proximity to the Mon River
- Permitting process commenced in 2007
  - All necessary permits have been submitted
  - ANR expects to have required permits by 2011
- Expected Capital Exp. - $350+ MM
- Next Steps –
  - Refine project design and economics
  - Obtain Board of Directors approval in 2011

Freeport - Attractive Met Coal Mine



Pittsburgh
Freeport Mine
Emerald Mine
Cumberland Mine
Foundation Mine
Sewickley Reserves

Freeport Production Est.



MTPY
4.0
3.0
2.0
1.0
-
0.4
1.7
3.0
3.0
2015
2016
2017
2018

Pursuing a balanced strategy of growth through organic development and acquisition with a disciplined focus on value and return on investment

Organic Investment Opportunities

Alpha's strong cash position, excellent liquidity, low leverage and consistent cash flow generation provides significant flexibility and a unique set of opportunities

- Maintaining safe and well-capitalized mines is priority No. 1
  - Annual Maintenance Capital Expenditures are approximately $300 million
- Organic growth – moving forward with development of organic met projects DM #41 and Freeport
  - Continue the permitting of the Foundation Pitt #8 longwall mine
  - Evaluate other organic development opportunities as market conditions warrant
- Returning cash to shareholders while retaining the financial flexibility to pursue strategic growth opportunities
  - $125-million share repurchase authorization recently approved by Alpha's board
  - Approximately $25 million repurchased to date at an average price of $36.33 per share
- Continue to cultivate Marcellus Rice Energy JV

Pursuing a balanced strategy of growth through organic development and acquisition with a disciplined focus on value and return on investment

Strategic M&A Opportunities

Alpha's strong cash position, excellent liquidity, low leverage and consistent cash flow generation provides significant flexibility and a unique set of opportunities

- Growth through acquisition – systematically evaluating domestic and international opportunities to increase shareholder return through disciplined strategic transactions
- Seeking access to growing international met and thermal markets to take advantage of:
    - Greater growth opportunities
    - Higher margin opportunities
    - Enhanced blending, optimization and trading opportunities
  - ➢ Short term – establish one or more modest sales and development offices strategically located to participate in key Asian markets
  - ➢ Long term – more direct investment
- Focusing on opportunities to improve Alpha's met and thermal assets within the U.S., with emphasis on low-cost, long-lived production, sustainable end markets and export potential
  - Create synergies through:
    - Sales optimization
    - SG&A
    - Operational border synergies
    - Purchasing

Pursuing a balanced strategy of growth through organic development and acquisition with a disciplined focus on value and return on investment

Summary: Attractive Valuation, Positioned for Significant Growth



ANR Shares Have Significant Upside

- Currently and historically trading at a slight discount to peer group
- More importantly – ANR is trading at a sizeable discount to its relevant, large diversified peer group – currently 4.0x EV/EBITDA vs. 5.6x for relevant peers
- It is our opinion that our strong, consistent performance, conservative balance sheet and access to capital markets, combined with our disciplined approach to capital allocation, should reward ANR stockholders with a multiple similar to its large diversified peer group
  - Assuming 5.6x 2011 First Call EBITDA estimate would imply a fair valuation of approximately $56 per share or 40% upside

Multiple Comparison ANR vs Peers



EV/EBITDA
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.0x
4.3x
5.6x
4.2x
4.7x
5.9x
Now
Historical Avg.
ANR
Peer Group
Large Peers

Note: multiples are based on 9/9/10 First Call consensus forward EBITDA estimates; historical multiples and estimates since June 30, 2008

Alpha Natural Resources
RUNNING RIGHT

Summary: Why ANR?

- Strong, consistent performance enhanced by diversification
  - Solid EBITDA of more than $400 million YTD through 2Q10
  - Strong liquidity of $1.5 billion and low leverage
  - Very attractive valuation provides significant upside potential
- Disciplined capital allocation process will drive future growth
  - Internal growth opportunities
  - International and domestic M&A opportunities



Alpha Natural Resources

www.alphanr.com